Barrier Fund Portfolio

(the “Fund”)

a series of Variable Insurance Trust

Supplement Dated July 10, 2015

to the Prospectus and Statement of Additional Information Dated May 1, 2015

The Board of Trustees of the Variable Insurance Trust has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund, and redeem all outstanding shares, on August 31, 2015 (“Liquidation Date”).

Effective immediately, the Fund will not accept any new investments and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

You may transfer your shares, including reinvested distributions, prior to August 31, 2015 in accordance with the procedures established by the insurance company in connection with your variable annuity and/or flexible premium variable life insurance contracts. Your redemption from the Fund will have no federal income tax consequences. Please refer to the “Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO 4:00 P.M. EASTERN TIME ON AUGUST 31, 2015 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD. If you have questions or need assistance, please contact the insurance company representative associated with your account.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus and the Statement of Additional Information dated May 1, 2015, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2015 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to the Fund at 17605 Wright Street, Omaha, Nebraska 68130.